Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

McElhenny Sheffield Managed Risk ETF (MSMR)
(the “Fund”)

April 29, 2022

Supplement to the
Summary Prospectus dated November 15, 2021
and Prospectus dated November 10, 2021
The following information supplements and should be read in conjunction with the Fund’s Summary Prospectus and Prospectus.
Effective May 2, 2022, the Fund may invest in ETFs that invest in derivatives and/or exchange-traded products that correlate to the investment returns of physical gold or products backed by or linked to physical gold (“Gold ETFs”) as part of its principal investment strategy to invest in defensive ETFs. Accordingly, the Fund’s principal investment strategy and principal risks will change as follows:
The following replaces the first paragraph of the section titled “Principal Investment Strategies—Trend Plus Strategy” on page 2 of the Summary Prospectus and page 3 of the Prospectus:
The Sub-Adviser’s “Trend Plus” strategy utilizes a rules-based trend following approach that seeks to participate in upward trends in U.S. equity markets while avoiding large drawdowns. Trend following, sometimes referred to as absolute momentum or time series momentum, is an investing approach that compares the price of a security to its own price trend (or compares the level of a stock index to its upward or downward trend), with the expectation that upward trending securities (or indices) will continue their upward move in the future. The Trend Plus strategy uses a variety of market indicators (e.g., price, breadth, and relative strength) measured daily across various timeframes to identify and assess the strength of upward trends in U.S. equity markets and allocate investments to a mix of equity or defensive ETFs accordingly. Equity ETFs used by the strategy may invest in U.S. equity securities of any market capitalization, but will typically have a strong bias toward large-capitalization companies (e.g., those comprising the Nasdaq-100 Index). Defensive ETFs used by the strategy will generally invest in (i) investment-grade bonds of any maturity, including those issued by the U.S. government or its agencies or instrumentalities or by corporations (“Investment-Grade Bond ETFs”); (ii) derivatives and/or exchange-traded products that correlate to the investment returns of physical gold or products backed by or linked to physical gold (“Gold ETFs”); or (iii) derivatives that seek exposure to changes in the value of the U.S. dollar relative to certain leading foreign currencies (“U.S. Dollar ETFs”).
The following replaces the second paragraph of the section titled “Principal Investment Strategies—Sector Rotation Strategy” on page 2 of the Summary Prospectus and page 4 of the Prospectus:
The Sector Rotation strategy employs a “macro monitor” overlay to identify periods when the entire market is in a downward trend. The macro monitor looks at the health of the broad market and signals when a pullback is likely to turn into a bear market with an associated major aggregate drawdown. When the macro monitor indicates such a downward trend, the strategy moves to allocate 100% to defensive ETFs. Defensive ETFs used by the strategy will include Investment-Grade Bond ETFs, Gold ETFs, or U.S. Dollar ETFs.
The following supplements the section titled “Principal Investment Risks” on pages 2-4 of the Summary Prospectus and pages 4-6 of the Prospectus:
•Commodity-Linked Derivatives Risk. To the extent the Fund invests in Gold ETFs, the Fund is exposed to commodity-linked derivatives. The value of a commodity-linked derivative investment typically is based upon the price movements of an underlying physical commodity, such as gold, and may be affected by changes in overall market movements, volatility of the market, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than investments that are not derivative-based. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

•Derivative Securities Risks. To the extent the Fund invests in Gold ETFs, the Fund is exposed to derivative instruments, including futures contracts, that correlate to the investment returns of physical gold. A Gold ETF’s use of derivatives may reduce its returns or increase volatility. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of a Gold ETF’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Gold ETF seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Gold ETF to sell or otherwise close a derivatives position could expose the Gold ETF to losses and could make derivatives more difficult for the Gold ETF to value accurately. A Gold ETF could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Gold ETF to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Gold ETF of termination rights or remedies upon a counterparty default under derivatives held by the Gold ETF (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
◦Futures Contract Risk. To the extent the Fund invests in Gold ETFs, the Fund is exposed to exchange-traded futures contracts. Futures are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in an issuer, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by a Gold ETF and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations.
•Risk of Investing in Gold. To the extent the Fund invests in Gold ETFs, the Fund is exposed to gold. The Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile, which may adversely affect the value of exchange-traded gold futures contracts, other derivative instruments, and other exchange-traded products backed by or linked to physical gold. Governments, central banks, or other larger holders can influence the production and sale of gold, which may adversely affect the performance of a Gold ETF, and in turn, the Fund. The price of gold may also be impacted by various economic, financial, social, and political factors.
The following is added as a new section under “Additional Information about the Fund” beginning on page 8 of the Prospectus:
The Fund’s Investment in Gold ETFs
The Gold ETFs in which the Fund may invest are registered investment companies that have elected and intend to continue to qualify each year to be treated as a separate regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
When the Fund moves into Defensive ETFs, the Fund will typically hold a maximum of 30% of one or more Gold ETFs.
The following supplements the section titled “Principal Investment Risks” on pages 8-11 of the Prospectus:
•Commodity-Linked Derivatives Risk. To the extent the Fund invests in Gold ETFs, the Fund is exposed to commodity-linked derivatives. The value of a commodity-linked derivative investment typically is based upon the price movements of an underlying physical commodity, such as gold, and may be affected by changes in overall market movements, volatility of the market, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than investments that are not derivative-based. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

•Derivative Securities Risks. To the extent the Fund invests in Gold ETFs, the Fund is exposed to derivative instruments (i.e., forward contracts, futures contracts, options, and swaps) that correlate to the investment returns of physical gold. A Gold ETF’s use of derivatives may reduce its returns or increase volatility. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of a Gold ETF’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Gold ETF seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Gold ETF to sell or otherwise close a derivatives position could expose the Gold ETF to losses and could make derivatives more difficult for the Gold ETF to value accurately. A Gold ETF could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Gold ETF to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Gold ETF of termination rights or remedies upon a counterparty default under derivatives held by the Gold ETF (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
◦Futures Contract Risk. To the extent the Fund invests in Gold ETFs, the Fund is exposed to exchange-traded futures contracts. Futures are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in an issuer, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by a Gold ETF and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations.
•Risk of Investing in Gold. To the extent the Fund invests in Gold ETFs, the Fund is exposed to gold. The Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile, which may adversely affect the value of exchange-traded gold futures contracts, other derivative instruments, and other exchange-traded products backed by or linked to physical gold. Governments, central banks, or other larger holders can influence the production and sale of gold, which may adversely affect the performance of a Gold ETF, and in turn, the Fund. The price of gold may also be impacted by various economic, financial, social, and political factors.
Investments related to gold are considered to be speculative. The price of gold may fluctuate sharply over short periods of time due to, among other things: (i) changes in inflation or expectations regarding inflation in various countries; (ii) the availability of supply; (iii) changes in demand; (iv) investment speculation and political uncertainty; and (v) monetary and other economic policies of various governments.
A Gold ETF may also invest in gold bullion through exchange-traded products. Gold bullion may depreciate in value and does not generate income, unlike many other investments, which may pay interest or dividends or make other current payments. Also, as compared to other investments, exchange-traded products may have higher custody and transaction costs.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

McElhenny Sheffield Managed Risk ETF (MSMR)
(the “Fund”)

April 29, 2022

Supplement to the
Statement of Additional Information (“SAI”) dated November 10, 2021
The following information supplements and should be read in conjunction with the Fund’s SAI.
Description of Permitted Investments
Effective May 2, 2022, the Fund may invest in ETFs that invest in derivatives and/or exchange-traded products that correlate to the investment returns of physical gold or products backed by or linked to physical gold (“Gold ETFs”) as part of its principal investment strategy to invest in defensive ETFs. Accordingly, the following supplements the section titled “Description of Permitted Investments” on pages 3-10 of the SAI:
Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. To the extent the Fund’s use of derivative instruments creates liabilities for the Fund, such derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.
With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts or the purchase of securities on a when-issued or delayed delivery basis, under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle” the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. The Fund reserves the right to modify these policies in the future.
Commodity-Linked Instruments. There are several additional risks associated with transactions in commodity futures contracts. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instrument markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the
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storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately. Pursuant to Rule 4.5 under CEA, the Fund does not qualify for an exclusion from the definition of a commodity pool. Accordingly, The Fund is registered as a commodity pool and the Adviser is registered as a “commodity pool operator” under the CEA and CFTC rules with respect to the Fund.
Futures Contracts. The Fund may enter into U.S. or foreign futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. To the extent the Fund uses futures, it will do so only in accordance with applicable requirements of the Commodity Exchange Act of 1936, as amended (“CEA”) and the rules thereunder.
Utilization of futures on futures by the Fund involves the risk of imperfect or even negative correlation to the index underlying the futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.
Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures and swap transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action. In particular, Title VII of the Dodd-Frank Act set forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The provisions of Title VII of the Dodd-Frank Act have not yet been fully implemented and accordingly, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and/or additional regulations, requirements, compliance burdens and associated costs. This law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
New Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. On August 19, 2022, the SEC will rescind Release 10666 and withdraw letters and similar guidance addressing a fund’s use of derivatives and require funds to satisfy the requirements of the Derivatives Rule. Unless the Fund elects to comply early with the Derivatives Rule, the Fund may continue to engage in certain asset segregation practices in accordance with Release 10666 and related staff letters and guidance until August 19, 2022.
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Creation and Redemption Transaction Fees
Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units created or redeemed in the transaction, is $300.
Fund’s Fiscal Year End
The Fund’s fiscal year end is October 31. Each reference to the fiscal year ended April 30, 2021 should be replaced with October 31, 2021.
The following table shows the estimated compensation expected to be earned by each Trustee for the Fund’s fiscal year ending October 31, 2022.

Name	Aggregate Compensation from the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Michael A. Castino	$0	$0
Independent Trustees
Leonard M. Rush, CPA	$0	$237,487
David A. Massart	$0	$207,487
Janet D. Olsen	$0	$207,487

Please retain this Supplement with your SAI for future reference
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